COMMERCIAL LEASE
                                 (GENERAL FORM)


1.       PARTIES.

         This Lease is made and entered into this 1st day of July, 1996 by and between 1990 Westwood Blvd., Inc. (hereinafter referred to as "Landlord") and United Film Distributors, Inc. (hereinafter referred to as "Tenant").

2.       PREMISES.

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, on the terms and conditions hereinafter set forth that certain real property and the building and other improvements located thereon situated in the City of Los Angeles, County of Los Angeles, State of CA, commonly known as Shanalee Plaza, 1990 Westwood Blvd., Penthouse (said real property is hereinafter called the "Premises").

3.       TERM.

         The term of this Lease shall be for 5 years, commencing on July 1, 1996 and ending on June 30, 2001, unless sooner terminated as hereinafter provided.

4.       RENT.

         Tenant shall pay Landlord as rent for the Premises the following sums per month, in advance on the first day of each month during the term of this
Lease:

          During the first through second year of the term of this Lease, the sum of Three Thousand Five Hundred and xx/100 ($3,500) dollars per month.

          During the 3rd through fifth year of the term of this Lease, the sum of Three Thousand Eight Hundred and Fifty xx/100 ($3,850) dollars per month.

          During the _________ through _________ year of the term of this Lease, the sum of ($______________) dollars per month.

Tenant shall pay to Landlord upon the execution of this Lease the sum of Three Thousand Five Hundred Dollars ($3,500) dollars as rent for July 1996.

Rent for any period during the term of this Lease which is for less than one (1) month, shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, off-set, or abatement in lawful money of the United States to the Landlord at the address stated herein for notices or to such other persons or such other places as the Landlord may designate to Tenant in writing.



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5.       SECURITY DEPOSIT.

         Tenant shall deposit with Landlord upon the execution of this Lease the sum of Nil ($0) dollars as a security deposit for the Tenant's faithful performance of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use the security deposit, or any portion of it, to cure the default or compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord the sum equal to that portion of the security deposit expended or applied by Landlord which was provided for in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. Landlord shall not be required to keep the security deposit separate from its general account nor shall Landlord be required to pay Tenant any interest on the security deposit. If Tenant performs all of Tenant's obligations under this Lease, the security deposit or that portion thereof which has not previously been applied by the Landlord, shall be returned to Tenant within fourteen (14) days after the expiration of the term of this Lease, or after Tenant has vacated the Premises, whichever is later.

6.       USE.

         Tenant shall use the Premises only for General Office Purposes and for no other purpose without the Landlord's prior written consent.Tenant shall not do, bring or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises or the building in which the Premises are located. If the rate of any insurance carried by the Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within ten
(10) days after written demand from Landlord, the amount of any such increase. Tenant shall comply with all laws concerning the Premises or Tenant's use of the Premises, including without limitation, the obligation at Tenant's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises by Tenant during the term of this Lease. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall unreasonably disturb any other tenant.

         Tenant hereby accepts the Premises in their condition existing as of the date that Tenant possesses the Premises, subject to all applicable zoning, municipal, county and state laws, ordinances, regulations governing or regulating the use of the Premises and accepts this Lease subject thereto and to all matters disclosed thereby. Tenant hereby acknowledges that neither the Landlord nor the Landlord's agent has made any representation or warranty to Tenant as to the suitability of the Premises for the conduct of Tenant's business.






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7.       TAXES.

         (a)      Real Property Taxes.

         Landlord shall pay all real property taxes and general assessments levied and assessed against the Premises during the term of this Lease.

         If it shall be Tenant's obligation to pay such real property taxes and assessments hereunder, Landlord shall use its best efforts to cause the Premises to be separately assessed from other real property owned by the Landlord. If Landlord is unable to obtain such a separate assessment, the assessor's evaluation based on the building and other improvements that are a part of the Premises shall be used to determine the real property taxes. If this evaluation is not available, the parties shall equitably allocate the property taxes between the building and other improvements that are a part of the Premises and all buildings and other improvements included in the tax bill. In making the allocation, the parties shall reasonably evaluate the factors to determine the amount of the real property taxes so that the allocation of the building and other improvements that are a part of the Premises will not be less than the ratio of the total number of square feet of the building and other improvements that are a part of the Premises bears to the total number of square feet in all buildings and other improvements included in the tax bill.

         Real property taxes attributable to land in the Premises shall be determined by the ratio that the total number of square feet in the Premises bears to the total number of square feet of land included in the tax bill.

         (b)      Personal Property Taxes.

         Tenant shall pay prior to the delinquency all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and other personal property of Tenant contained in the Premises. Tenant shall endeavor to cause such trade fixtures, furnishings and equipment and all other personal property to be assessed and billed separately from the property of the Landlord. If any of Tenant's said personal property shall be assessed with Landlord's property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after the receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

8.       UTILITIES.

         Tenant shall make all arrangements and pay for all water, gas, heat, light, power, telephone and other utility services supplied to the Premises together with any taxes thereon and for all connection charges. If any such services are not separately metered to Tenant, the Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.





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9.       MAINTENANCE AND REPAIRS.

         (a)      Landlord's Obligations.

         Except as provided in Article 12, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord at its sole cost and expense shall keep in good condition and repair the foundations, exterior walls, and exterior roof of the Premises. Landlord shall also maintain the unexposed electrical, plumbing and sewage systems including, without limitation, those portions of the systems lying outside the Premises; window frames, gutters and down spouts on the building, all sidewalks, landscaping and other improvements that are a part of the Premises or of which the Premises are a part. The Landlord shall also maintain the heating, ventilating and air-conditioning systems servicing the Premises. Landlord shall resurface and restripe the parking area on or adjacent to the Premises when necessary. Landlord shall have thirty 130) days after notice from Tenant to commence to perform its obligations under this Article 9, except that Landlord shall perform its obligations immediately if the nature of the problem presents a hazard or emergency situation. 11 the Landlord does not perform its obligations within the time limit set forth in this paragraph, Tenant can perform said obligations and shall have the right to be reimbursed for the amount that Tenant actually expends in the performance of Landlord's obligations. If Landlord does not reimburse Tenant within thirty 130) days after demand from Tenant, Tenant's sold remedy shall be to institute suit against the Landlord, and Tenant shall not have the right to withhold from future rent the sums Tenant has expended.

         (b)      Tenant's Obligations.

         Subject to the provisions of Sub-paragraph la) above and Article 12, Tenant at Tenant's sole cost and expense shall keep in good order, condition and repair the Premises and every part thereof including, without limitation, all Tenant's personal property, fixtures, signs, store fronts, plate glass, show windows, doors, interior walls, interior ceiling, and lighting facilities.

         If Tenant fails to perform Tenant's obligation as stated herein, Landlord may at its option (but shall not be required to), enter the Premises, after ten (10) days prior written notice to Tenant, put the same in good order, condition and repair, and the costs thereof together with interest thereon at the rate of ten (10%) percent per annum shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

10.      ALTERATIONS AND ADDITIONS.

         (a) Tenant shall not, without the Landlord s prior written consent, make any alterations, improvements or additions in or about the Premises except for non-structural work which does not exceed $1,000.00 in cost. As a condition to giving any such consent, the Landlord may require the Tenant to remove any such alterations, improvements, or additions at the expiration of the term, and to restore the Premises to their prior condition by giving Tenant thirty (30) days written notice prior to the expiration of the term that


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Landlord  requires  Tenant  to remove  any such  alterations,  improvements,  or additions that Tenant has made to the Premises. If Landlord so elects, Tenant at its sole cost shall restore the Premises to the condition designated by Landlord in its election before the last day of the term of the Lease.

         Before commencing any work relating to the alterations, additions, or improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of the commencement of such work so that Landlord can post and record the appropriate notices of non-responsibility to protect Landlord from any mechanic's liens, materialman liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor and materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanic's liens or materialman's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant. Tenant shall have the right to assess the validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond meeting the requirements of California Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with the costs of suit, if it is recovered in the action).

         Unless the Landlord requires their removal as set forth above, all alterations, improvements or additions which are made on the Premises by the Tenant shall become the property of the Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph, Tenant's trade fixtures, furniture, equipment and other machinery, other than that which is affixed to the Premises so that it cannot be removed without material or structural damage to the Premises, shall remain the property of the Tenant and removed by Tenant at the expiration of the term of this Lease.

11.      INSURANCE; INDEMNITY.

         (a)      Fire Insurance.

         Tenant at its cost shall maintain during the term of this Lease on the Premises a policy or policies of standard fire and extended coverage insurance to the extent of at least ninety (90%) percent of full replacement value thereof. Said insurance policies shall be issued in the names of Landlord and Tenant, as their interests may appear.

         Tenant at its cost shall maintain the during the term is this Lease on all its personal property, Tenant's improvements, and alterations in or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations.



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         (b)      Liability Insurance.

         Tenant at its sole cost and expense shall maintain during the term of this Lease public liability and property damage insurance with a single combined liability limit of five hundred thousand ($500,000.00) dollars, and property damage limits of not less that one hundred thousand ($100,000.00) dollars, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises. Both public liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions in Sub-paragraph (d) below, but the limits of such insurance shall not, however, limit the liability of Tenant hereunder. Both Landlord and Tenant shall be named as additional insureds, and the policies shall contain cross-liability endorsements. If Tenant shall fail to procure and maintain such insurance the Landlord may, but shall not be required to, procure and maintain same at the expense of Tenant and the cost thereof, together with interest thereon at the rate of ten (10%) percent per annum, shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

         (c)      Waiver of Subrogation.

         Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Each party shall cause each insurance policy obtained by it hereunder to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with am/ damage covered by any such policy.

         (d)      Hold Harmless.

         Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant's use or occupancy of the Premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by Tenant in or about the Premises including all damage, costs, attorney's fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising therefrom. Except for Landlord's willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

         (e)      Exemption of Landlord from Liability.

         Except for Landlord's willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant's business or loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises; nor shall Landlord be liable for injury to the person of Tenant. Tenant's employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire,


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steam,  electricity,  gas,  water  or  rain,  or  from  the  breakage,  leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, whether such damage results from conditions arising upon the Premises or upon other portions of the building in which the Premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

12.      DAMAGE OR DESTRUCTION.

         (a)      Damage - Insured.

         If, during the term of this Lease, the Premises and/or the building and other improvements in which the Premises are located are totally or partially destroyed rendering the Premises totally or partially inaccessible or unusable, and such damage or destruction was caused by a casualty covered under an insurance policy required to be maintained hereunder, Landlord shall restore the Premises and/or the building and other improvements in which the Premises are located into substantially the same condition as they were in immediately before such damage or destruction, provided that the restoration can be made under the existing laws and can be completed within one hundred twenty 11201 working days after the date of such destruction or damage. Such destruction or damage shall not terminate this Lease.

         If the restoration cannot be made in said 120 day period, then within fifteen (15) days after the parties hereto determine that the restoration cannot be made in the time stated in this paragraph, Tenant may terminate this Lease immediately by giving notice to Landlord and the Lease will be deemed cancelled as of the date of such damage or destruction. If Tenant fails to terminate this Lease and the restoration is permitted under the existing laws, Landlord, at its option, may terminate this Lease or restore the Premises and/or any other improvements in which the Premises are located within a reasonable time and this Lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

         Notwithstanding the above, if the Tenant is the insuring party and if the insurance proceeds received by Landlord are not sufficient to effect such repair, Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to effect such repair. Tenant may, at Tenant's option, contribute the required amount, but upon failure to do so within thirty (30) days following such notice, Landlord's sole remedy shall be, at Landlord's option and with no liability to Tenant, to cancel and terminate this Lease. If Tenant shall contribute such amount to Landlord within said thirty (30) day period, Landlord shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Tenant shall in no event have any right to reimbursement for any amount so contributed.



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         (b)      Damage - Uninsured.

         In the event that the Premises are damaged or destroyed by a casualty which is not covered by the fire and extended coverage insurance which is required to be carried by the party designated in Article 11(a) above, then Landlord shall restore the same; provided that if the damage or destruction is to an extent greater than ten (10%) percent of the then replacement cost of the improvements on the Premises (exclusive of Tenant's trade fixtures and equipment and exclusive of foundations and footings), then Landlord may elect not to restore and to terminate this Lease. Landlord must give to Tenant written notice of its intention not to restore within thirty (30) days from the date of such damage or destruction and, if not given, Landlord shall be deemed to have elected to restore and in such event shall repair any damage as soon as reasonably possible. In the event that Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right, within ten (10) days after receipt of such notice, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event the Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If the Tenant does not give such notice within such 10 day period, this Lease shall be cancelled and be deemed terminated as of the date of the occurrence of such damage or destruction.

         (c)      Damage Near the End of the Term.

         If the Premises are totally or partially destroyed or damaged during the last twelve (12) months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of the cause of such damage by giving written notice to Tenant of Landlord's election to do so within 30 days after the date of the occurrence of such damage; provided, however, that, if the damage or destruction occurs within the last 12 months of the term and if within fifteen (15) days after the date of such damage or destruction Tenant exercises any option to extend the term provided herein, Landlord shall restore the Premises if obligated to do so as provided in subparagraph (a) or (b) above.

         (d)      Abatement of Rent.

         If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this
Article 12, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is impaired. Except for the abatement of rent, if any, Tenant shall have no claim against Landlord for any damages suffered by reason of any such damage, destruction, repair or restoration.

         (e)      Trade Fixtures and Equipment.

         If Landlord  is required or elects to restore the  Premises as provided
in  this  Article,   Landlord   shall  not  be  required  to  restore   Tenant's
improvements, trade fixtures, equipment


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or alterations made by Tenant, such excluded items being the sole responsibility of the Tenant to restore hereunder .

         (f)      Total Destruction - Multitenant Building.

         If the Premises are a part of a multitenant building and there is destruction to the Premises and/or the building of which the Premises are a part that exceeds Fifty (50%) percent of the then replacement value of the Premises and/or the building in which the Premises are a part from any cause whether or not covered by the insurance described in Article ll above, Landlord may, at its option, elect to terminate this Lease (whether or not the Premises are destroyed) so long as Landlord terminates the leases of all other tenants in the building of which the Premises are a part, effective as of the date of such damage or destruction.

13.      CONDEMNATION.

         If the Premises or any portion thereof are taken by the power of eminent domain, or sold by Landlord under the threat of exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty (20%) percent of the floor area of any buildings on the Premises, or more than twenty (20%) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of such taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

         If this Lease is not terminated by either Landlord or Tenant as provided hereinabove, then it shall remain in full force and effect as to the portion of the Premises remaining, provided that the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as it bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated, then Landlord agrees at Landlord's sole cost and expense, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation.

         All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of the power of eminent domain shall be the property of the Landlord, whether made as compensation for the diminution of the value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss or damage to Tenant's trade fixtures and removable personal property.

         Each party hereby waives the provisions of Code of Civil Procedure 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.



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         Rent  shall be abated or reduced  during  the  period  from the date of
taking  until  the  completion  of  restoration  by  Landlord,   but  all  other
obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of the rent shall be based on the extent to which the restoration interferes with Tenant's use of the Premises.

14.      ASSIGNMENT AND SUBLETTING.

         Tenant shall not voluntarily or by operation of law assign, transfer, sublet, mortgage, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of this Lease. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least fifty-one (51%) percent of tile value of the assets of Tenant, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one (51%) percent of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. This paragraph shall not apply to corporations the stock of which is traded through an exchange or over the counter.

         Regardless of Landlord's consent, no subletting or assignment shall release Tenant or Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

15.      DEFAULT.

         (a)      Events of Default.

         The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

               (1) Failure to pay rent when due, if the failure continues for five (5) days after written notice has been given to Tenant.

               (2) Abandonment and vacation of the Premises (failure to occupy the Premises for fourteen (14) consecutive days shall be deemed an abandonment and vacation).

               (3) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after written notice thereof has been given to Tenant by Landlord. If the default cannot reasonably be cured within said thirty (30) day period, Tenant shall not be in default under this Lease if Tenant


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          commences  to cure the  default  within the thirty 1301 day period and diligently prosecutes the same to completion.

               (4) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless the same is dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where such seizure is not discharged within thirty (30) days.

         Notices given under this paragraph shall specify the alleged default and the applicable lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears as the case may be, within the applicable period of time. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

         (b)      Landlord's Remedies.

         The Landlord shall have the following remedies if Tenant commits a default under this Lease. These remedies are not exclusive but are cumulative and in addition to any remedies now or hereafter allowed by law.

         Landlord can continue this Lease in full force and effect, and the Lease will continue in effect so long as Landlord does not terminate Tenant's right to possession, and the Landlord shall have the right to collect rent when due. During the period that Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to the Landlord for all costs the Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for so long as Landlord has not terminated Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assume or sublet its interest in the Lease, but Tenant shall not be released from liability. Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld.

         If Landlord elects to relet the Premises as provided in this paragraph, any rent that Landlord receives from such reletting shall apply first to the payment of any indebtedness from Tenant to Landlord other than the rent due from Tenant to Landlord; secondly, to all


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



costs, including maintenance, incurred by Landlord in such reletting; and third, to any rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the rent Landlord receives from such reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including maintenance, that Landlord shall have incurred in reletting that remain after applying the rent received from reletting as provided in this paragraph.

         Landlord can, at its option, terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest in this Lease shall not constitute a termination of Tenant's right to possession. In the event of such termination, Landlord has the right to recover from Tenant:

               (1) The worth, at the time of the award, of the unpaid rent that had been earned at the time of the termination of this Lease;

               (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of the termination of this Lease until the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

               (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               (4) Any other amount, including court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

         "The worth at the time of the award," as used in (1) and (2) of this paragraph is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of the award," as referred to in (3) of this paragraph is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one (1%) percent.

         If Tenant is in default under the terms of this Lease, Landlord shall have the additional right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

         Landlord at any time after Tenant commits a default, can cure the default at Tenant's cost and expense. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due


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



immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest thereon, shall be considered additional rent.

16.      SIGNS.

         Tenant shall not have the right to place, construct or maintain any sign, advertisement, awning, banner, or other exterior decorations on the building or other improvements that are a part of the Premises without Landlord's prior, written consent, which consent shall not be unreasonably withheld.

17.      EARLY POSSESSION.

         In the event that the Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term of this Lease, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date of this Lease.

18.      SUBORDINATION.

         This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewal, modifications, and extensions thereof. Notwithstanding any such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all the other provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease, or the date of recording thereof. Tenant agrees to execute any documents requiring to effect such subordination or to make this Lease prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, and failing to do so within ten (10) days after written demand from Landlord does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant s name, place and stead to do so.

19.      SURRENDER.

         On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord In good condition, broom clean, ordinary wear and tear accepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment which repair shall include the patching and tilling of holes and repair of structural damage. Tenant shall remove all of its personal property and fixtures on the Premises prior to the expiration of the term of this Lease and if required by Landlord pursuant to
Article 10(a) above, any alterations, improvements or additions made by Tenant to the Premises. If Tenant fails to surrender the Premises to Landlord on the expiration of the Lease as required by this paragraph, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to vacate the Premises, including, without limitation, claims made by any succeeding tenant resulting from Tenant's failure to surrender the Premises.

20.      HOLDING OVER.

         If the Tenant, with the Landlord's consent, remains in possession of the Premises after the expiration or termination of the term of this Lease, such possession by Tenant shall be deemed to be a tenancy from month-to-month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, upon all the provisions of this Lease applicable to month-to-month tenancy.

21.      BINDING ON SUCCESSORS AND ASSIGNS.

         The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, successors and assigns.

22.      NOTICES.

         Whenever under this Lease a provision is made for any demand, notice or declaration of any kind, it shall be in writing and served either personally or sent by registered or certified United States mail, postage prepaid, addressed at the addresses set forth below:

         to landlord at:                    1990 Westwood Blvd., Inc.
                                            1990 Westwood Blvd.
                                            Penthouse
                                            LA, CA  90025

         to tenant at:                      United Film Distributors, Inc.
                                            1990 Westwood Blvd.
                                            Penthouse
                                            LA, CA  90025

         Such notices shall be deemed to be received within forty-eight (48) hours from the time of mailing, if mailed as provided for in this paragraph.

23.      LANDLORD'S RIGHT TO INSPECTION.

         Landlord and Landlord's agent shall have the right to enter the Premises at reasonable times for the purpose of inspecting same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which the Premises are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty 1120) days of the term of this Lease place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

24.      CHOICE OF LAW.

         This Lease shall be governed by the laws of the state where the Premises are located.

25.      ATTORNEY'S FEES.

         If either Landlord or Tenant becomes a party to any litigation or arbitration concerning this Lease, the Premises, or the building or other improvements in which the Premises are located, by reason of any act or omission of the other party or its authorized representatives, and not by reason of any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorney's fees and court costs incurred by it in the litigation.

         If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorney's fees and costs of suit.

26.      LANDLORD'S LIABILITY.

         The term "Landlord" as used in this Lease shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers to the then successor) shall be relieved from and after the date of such transfer of all liability in respect to Landlord's obligations thereafter to be performed. The obligations contained in this Lease to be performed by Landlord shall be binding upon the Landlord's successors and assigns, only during their respective periods of ownership.

27.      WAIVERS.

         No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of its acceptance of such rent.

28.      INCORPORATION OF PRIOR AGREEMENTS.

         This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified only in writing, and signed by the parties in interest at the time of such modification.

29.      TIME.

         Time is of the essence of this Lease.

30.      SEVERABILITY.

         The unenforceability, invalidity, or illegality of any provision of this Lease shall not render the other provisions hereof unenforceable, invalid or illegal.

31.      ESTOPPEL CERTIFICATES.

         Each party, within ten (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit o prepaid rent, if any, as well as acknowledging that there are not, to that party's knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate.

32.      COVENANTS AND CONDITIONS.

         Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

33.      SINGULAR AND PLURAL.

         When required by the context of this Lease, the singular shall indicate the plural.

34.      JOINT AND SEVERAL OBLIGATIONS.

         "Party" shall mean Landlord and Tenant; and if more than one person or entity is the Landlord or Tenant, the obligations imposed on that party shall be joint and several.

35.      OPTION TO EXTEND.

         Provided that Tenant shall not then be in default hereunder, Tenant shall have the option to extend the term of this Lease for 5 additional 1 year periods upon the same terms and conditions herein contained, except for fixed minimum monthly rentals, upon delivery by Tenant to Landlord of written notice of its election to exercise such option(s) at lease ninety (90) days prior to the expiration of the original (or extended) term hereof. The parties hereto shall have thirty (30) days after the Landlord receives the option notice in which to agree on the minimum monthly rental during the extended term(s). If the parties agree on the minimum monthly rent for the extended term(s) during the period, they shall immediately execute an amendment to this Lease stating the minimum monthly rent. In the event that there is more than one option to extend the term of this Lease, the parties hereto shall negotiate the minimum monthly rent as set forth herein for each extended term of this Lease. If the parties hereto are unable to agree on the minimum monthly rent for the extended term(s) within said thirty (30) day period, the option notice shall be of no effect and this Lease shall expire at the end of the term. Neither party to this Lease shall have the right to have a court or other third party set the minimum monthly rent.

36.      ADDENDUM.

         Any addendum attached hereto and either signed or initialled by the parties shall be deemed a part hereof and shall supersede any conflicting terms or provisions contained in this Lease.

         The parties hereto have executed this Lease on the date first above written.


LANDLORD:                                           TENANT:



By:    /s/  2/27/96                                 By: /s/

                                 RENT ADJUSTMENT
                       Addendum to Commercial Office Lease

Dated: November 1, 1996
By and between (Lessor) 1990 Westwood Blvd., Inc. and (Lessee) United Film Distributors.

The monthly rent for each month of the adjustment period(s) is as follows.

During the 1st year through the 2nd year of the term of the Lease, commencing on November 1, 1996 and ending on June 30, 1998, the sum of Two Thousand Four Hundred and Ninety-Four Dollars ($2,494) per month.

During the 3rd year through the 5th year of the term of the Lease, commencing on July 1, 1998 and ending on June 30, 2001 the sum of Two Thousand Seven Hundred and Forth Three Dollars ($2,743) per month.

The description of Lessee's space is as follows:

731 sq. ft of usable office space and 693.9 sq. ft. of common area which equals to 41.8% of the Lessee's pro rata share for a total of 1,424.9 sq. ft. (see Exhibit #__________).

This Addendum shall supersede any conflicting terms, conditions or provisions contained in the original Lease dated July 1, 1996.



Lessor   /s/                                Lessee   /s/


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